SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2002

CARAUSTAR INDUSTRIES, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-20646	58-1388387

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Joe Jerkins Boulevard
Austell, Georgia 30106-3227

(Address of Principal Executive Offices)
(Zip Code)

(770) 948-3101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or address, if changed from last report)

Item 9. Regulation FD Disclosure
SIGNATURES
EX-99.1 SUPPLEMENTAL INFORMATION

Item 9.	Regulation FD Disclosure.

Additional information of the Registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The furnishing of this information is not intended to constitute a representation that such information is material or that it is required to be disclosed under Regulation FD. The Registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date: November 19, 2002

CARAUSTAR INDUSTRIES, INC.

By:	/s/ Ronald J. Domanico

Ronald J. Domanico Vice President and Chief Financial Officer

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